MAINSTAY VP FUNDS TRUST

MainStay VP Janus Balanced Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015 (“Supplement”) to the Summary Prospectus and Prospectus

dated May 1, 2015, as supplemented (the “Prospectus”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus. Unless otherwise noted, all changes will take effect on December 31, 2015.

1.	The table in the section entitled “Management” is deleted in its entirety and replaced as follows:

Subadvisor	Portfolio Managers	Service Date
Janus Capital Management LLC	Jeremiah Buckley, Portfolio Manager	Since December 2015
	E. Marc Pinto, Executive Vice President and Portfolio Manager	Since 2012
	Mayur Saigal, Portfolio Manager	Since December 2015
	R. Gibson Smith, Chief Investment Officer Fixed Income and Portfolio Manager*	Since 2012
	Darrell Watters, Portfolio Manager	Since December 2015
*	Effective April 1, 2016, all references to R. Gibson Smith are deleted. Mr. Smith intends to remain at Janus Capital Management LLC until March 31, 2016 to assist in transitioning his portfolio management responsibilities.

2.	In the section entitled “The Fund and its Management,” the subsection “Portfolio Manager Biographies” is amended to include the following:

Jeremiah Buckley, CFA

Mr. Buckley is Co-Portfolio Manager of MainStay VP Janus Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1998. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He is a CFA® charterholder.

Mayur Saigal

Mr. Saigal is Co-Portfolio Manager of MainStay VP Janus Balanced Portfolio, which he has co-managed since December 2015. Mr. Saigal is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in Business Administration from the Thunderbird School of Global Management.

Darrell Watters	Mr. Watters is Co-Portfolio Manager of MainStay VP Janus Balanced Portfolio, which he has co-managed since December 2015. Mr. Watters is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.

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